SIDLEY AUSTIN BROWN & WOOD LLP



    CHICAGO                       787 SEVENTH AVENUE                   BEIJING
                               NEW YORK, NEW YORK 10019
     DALLAS                     TELEPHONE 212 906 2000                HONG KONG
                                FACSIMILE 212 906 2021
  LOS ANGELES                       www.sidley.com                      LONDON

 SAN FRANCISCO                       FOUNDED 1866                      SHANGHAI

WASHINGTON, D.C.                                                      SINGAPORE

                                                                        TOKYO







                                                              September 23, 2005

Sentinel Group Funds, Inc.
One National Life Drive
Montpelier, VT 05604
                           Re: Reorganization of Sentinel Bond Fund and Sentinel Government Securities Fund
Ladies and Gentlemen:

         You have requested our opinion as to certain Federal income tax consequences of the acquisition by Sentinel Government Securities Fund ("Government Fund") of substantially all of the assets of, and the assumption by Government Fund of substantially all of the liabilities of Sentinel Bond Fund ("Bond Fund ") and the simultaneous distribution of newly-issued shares of common stock, par value $.10 per share, of Government Fund to Bond Fund stockholders ("Reorganization"). After the Reorganization, Core Fund will cease to operate, will have no assets remaining, will have final Federal and state (if any) tax returns filed on its behalf and will have all of its shares cancelled under Maryland law.

         This opinion letter is furnished pursuant to (i) the sections entitled "Description of the Reorganization in the Joint Proxy Statement and Prospectus, dated July 22, 2005, contained in the Registration Statement on Form N-14 (File No. 2-10685) of Sentinel Group Funds, Inc., on behalf of its series Sentinel Bond Fund, as amended and supplemented to date (the "N-14 Registration Statement"), and (ii) Section 5(e) of the Plan of Reorganization for Government Fund and Bond Fund adopted by Sentinel Group Funds, Inc. on June 9, 2005 (the "Plan"), as a condition of closing. All terms used herein, unless otherwise defined, are used as defined in the Plan.

SIDLEY AUSTIN BROWN & WOOD LLP
                                                                        NEW YORK
Sentinel Government Securities Fund
Sentinel Bond Fund
September 23, 2005
Page 2

         In rendering our opinion, we have reviewed and relied upon (a) the Plan, (b) the N-14 Registration Statement and (c) certain representations concerning the Reorganization made by (i) Government Fund in a letter dated September 23, 2005 and (ii) Bond Fund in a letter dated September 23, 2005 (together, the "Representations").

         Based upon current law, including cases and administrative interpretations thereof and on the reviewed materials listed above, it is our opinion that:

         1. The acquisition by Government Fund of substantially all of the assets of Bond Fund, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Government Fund and Bond Fund will each be a "party" to a reorganization within the meaning of section 368(b) of the Code.

         2. In accordance with section 361(a) of the Code, Bond Fund will not recognize any gain or loss either on the transfer of substantially all of its assets to Government Fund in exchange solely for shares of its common stock or on the simultaneous distribution of such common stock to Bond Fund stockholders.

         3. Under section 1032 of the Code, Government Fund will not recognize any gain or loss as a result of the Reorganization.

         4. In accordance with section 354(a)(1) of the Code, stockholders of Bond Fund will recognize no gain or loss on the exchange of their shares of Bond Fund common stock solely for corresponding shares of Government Fund common stock.

         5. The basis of the assets of Bond Fund received by Government Fund will be the same as the basis of such assets to Bond Fund immediately before the Reorganization under section 362(b) of the Code.

         6. Under section 358 of the Code, the basis of the shares of Government Fund common stock, including fractional shares, received by stockholders of Bond Fund will be the same as the basis of the shares of common stock of Bond Fund exchanged pursuant to the Reorganization.

         7. Under section 1223 of the Code, the holding period of the shares of Government Fund common stock, including fractional shares, received in the Reorganization will include the holding period of the shares of Bond Fund common stock exchanged pursuant to the Reorganization, provided that such shares of common stock were held as a capital asset on the date of the Reorganization.

         8. The holding period of the assets acquired by Government Fund from Bond Fund will include the period during which such assets were held by Bond Fund under section 1223 of the Code.

SIDLEY AUSTIN BROWN & WOOD LLP
                                                                        NEW YORK
Sentinel Government Securities Fund
Sentinel Bond Fund
September 23, 2005
Page 3


         9. Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Income Tax Regulations, Government Fund will succeed to and take into account the items of Bond Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Under section 381(b) of the Code, the tax year of Bond Fund will end on the date of the Reorganization.

         Our opinion represents our best legal judgment with respect to the proper Federal income tax treatment of the Reorganization, based on the facts contained in the Plan, the N-14 Registration Statement and the Representations. Our opinion assumes the accuracy of the facts as described in the Plan, the N-14 Registration Statement and the Representations and could be affected if any of the facts as so described are inaccurate.

         We are furnishing this opinion letter to the addressees hereof, solely for the benefit of such addressees in connection with the Reorganization. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                      Very truly yours,

                         SIDLEY AUSTIN BROWN & WOOD LLP



    CHICAGO                        787 SEVENTH AVENUE               BEIJING
                                NEW YORK, NEW YORK 10019
     DALLAS                      TELEPHONE 212 906 2000            HONG KONG
                                 FACSIMILE 212 906 2021
  LOS ANGELES                        www.sidley.com                  LONDON

 SAN FRANCISCO                        FOUNDED 1866                  SHANGHAI

WASHINGTON, D.C.                                                   SINGAPORE

                                                                     TOKYO







                                                              September 23, 2005
Sentinel Group Funds, Inc.
One National Life Drive
Montpelier, VT 05604
                           Re: Reorganization of Sentinel Core Mid Cap Fund and Sentinel Mid Cap Growth Fund
Ladies and Gentlemen:

         You have requested our opinion as to certain Federal income tax consequences of the acquisition by Sentinel Mid Cap Growth Fund ("Growth Fund") of substantially all of the assets of, and the assumption by Growth Fund of substantially all of the liabilities of Sentinel Core Mid Cap Fund ("Core Fund") and the simultaneous distribution of newly-issued shares of common stock, par value $.10 per share, of Growth Fund to Core Fund stockholders ("Reorganization"). After the Reorganization, Core Fund will cease to operate, will have no assets remaining, will have final Federal and state (if any) tax returns filed on its behalf and will have all of its shares cancelled under Maryland law.

         This opinion letter is furnished pursuant to (i) the sections entitled "Description of the Reorganization in the Joint Proxy Statement and Prospectus, dated July 22, 2005, contained in the Registration Statement on Form N-14 (File No. 2-10685) of Sentinel Group Funds, Inc., on behalf of its series Sentinel Core Mid Cap Fund, as amended and supplemented to date (the "N-14 Registration Statement"), and (ii) Section 5(e) of the Plan of Reorganization for Growth Fund and Core Fund adopted by Sentinel Group Funds, Inc. on June 9, 2005 (the "Plan"), as a condition of closing. All terms used herein, unless otherwise defined, are used as defined in the Plan.

SIDLEY AUSTIN BROWN & WOOD LLP
                                                                        NEW YORK
Sentinel Mid Cap Growth Fund
Sentinel Core Mid Cap Fund
September 23, 2005
Page 2


         In rendering our opinion, we have reviewed and relied upon (a) the Plan, (b) the N-14 Registration Statement and (c) certain representations concerning the Reorganization made by (i) Growth Fund in a letter dated September 23, 2005 and (ii) Core Fund in a letter dated September 23, 2005 (together, the "Representations").

         Based upon current law, including cases and administrative interpretations thereof and on the reviewed materials listed above, it is our opinion that:

         1. The acquisition by Growth Fund of substantially all of the assets of Core Fund, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Growth Fund and Core Fund will each be a "party" to a reorganization within the meaning of section 368(b) of the Code.

         2. In accordance with section 361(a) of the Code, Core Fund will not recognize any gain or loss either on the transfer of substantially all of its assets to Growth Fund in exchange solely for shares of its common stock or on the simultaneous distribution of such common stock to Core Fund stockholders.

         3. Under section 1032 of the Code, Growth Fund will not recognize any gain or loss as a result of the Reorganization.

         4. In accordance with section 354(a)(1) of the Code, stockholders of Core Fund will recognize no gain or loss on the exchange of their shares of Core Fund common stock solely for corresponding shares of Growth Fund common stock.

         5. The basis of the assets of Core Fund received by Growth Fund will be the same as the basis of such assets to Core Fund immediately before the Reorganization under section 362(b) of the Code.

         6. Under section 358 of the Code, the basis of the shares of Growth Fund common stock, including fractional shares, received by stockholders of Core Fund will be the same as the basis of the shares of common stock of Core Fund exchanged pursuant to the Reorganization.

         7. Under section 1223 of the Code, the holding period of the shares of Growth Fund common stock, including fractional shares, received in the Reorganization will include the holding period of the shares of Core Fund common stock exchanged pursuant to the Reorganization, provided that such shares of common stock were held as a capital asset on the date of the Reorganization.

         8. The holding period of the assets acquired by Growth Fund from Core Fund will include the period during which such assets were held by Core Fund under section 1223 of the Code.

SIDLEY AUSTIN BROWN & WOOD LLP
                                                                        NEW YORK
Sentinel Mid Cap Growth Fund
Sentinel Core Mid Cap Fund
September 23, 2005
Page 3


         9. Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Income Tax Regulations, Growth Fund will succeed to and take into account the items of Core Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Under section 381(b) of the Code, the tax year of Core Fund will end on the date of the Reorganization.

         Our opinion represents our best legal judgment with respect to the proper Federal income tax treatment of the Reorganization, based on the facts contained in the Plan, the N-14 Registration Statement and the Representations. Our opinion assumes the accuracy of the facts as described in the Plan, the N-14 Registration Statement and the Representations and could be affected if any of the facts as so described are inaccurate.

         We are furnishing this opinion letter to the addressees hereof, solely for the benefit of such addressees in connection with the Reorganization. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                      Very truly yours,

                         SIDLEY AUSTIN BROWN & WOOD LLP



    CHICAGO                         787 SEVENTH AVENUE                  BEIJING
                                 NEW YORK, NEW YORK 10019
     DALLAS                       TELEPHONE 212 906 2000               HONG KONG
                                  FACSIMILE 212 906 2021
  LOS ANGELES                         www.sidley.com                     LONDON

 SAN FRANCISCO                         FOUNDED 1866                     SHANGHAI

WASHINGTON, D.C.                                                       SINGAPORE

                                                                         TOKYO







                                                              September 23, 2005
Sentinel Group Funds, Inc.
One National Life Drive
Montpelier, VT 05604
                           Re:   Reorganization of Sentinel Growth Index
                                 Fund and Sentinel Flex Cap Opportunity Fund
Ladies and Gentlemen:

         You have requested our opinion as to certain Federal income tax consequences of the acquisition by Sentinel Flex Cap Opportunity Fund ("Opportunity Fund") of substantially all of the assets of, and the assumption by Opportunity Fund of substantially all of the liabilities of Sentinel Growth Index Fund ("Index Fund") and the simultaneous distribution of newly-issued shares of common stock, par value $.10 per share, of Opportunity Fund to Index Fund stockholders ("Reorganization"). After the Reorganization, Index Fund will cease to operate, will have no assets remaining, will have final Federal and state (if any) tax returns filed on its behalf and will have all of its shares cancelled under Maryland law.

                  This opinion letter is furnished pursuant to (i) the sections entitled "Description of the Reorganization in the Joint Proxy Statement and Prospectus, dated July 22, 2005, contained in the Registration Statement on Form N-14 (File No. 2-10685) of Sentinel Group Funds, Inc., on behalf of its series Sentinel Growth Index Fund, as amended and supplemented to date (the "N-14 Registration Statement"), and (ii) Section 5(e) of the Plan of Reorganization for Opportunity Fund and Index Fund adopted by Sentinel Group Funds, Inc. on June 9, 2005 (the "Plan"), as a condition of closing. All terms used herein, unless otherwise defined, are used as defined in the Plan.

SIDLEY AUSTIN BROWN & WOOD LLP
                                                                        NEW YORK
Sentinel Flex Cap Opportunity Fund
Sentinel Growth Index Fund
September 23, 2005
Page 2


         In rendering our opinion, we have reviewed and relied upon (a) the Plan, (b) the N-14 Registration Statement and (c) certain representations concerning the Reorganization made by (i) Opportunity Fund in a letter dated September 23, 2005 and (ii) Index Fund in a letter dated September 23, 2005 (together, the "Representations").

         Based upon current law, including cases and administrative interpretations thereof and on the reviewed materials listed above, it is our opinion that:

         1. The acquisition by Opportunity Fund of substantially all of the assets of Index Fund, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and Opportunity Fund and Index Fund will each be a "party" to a reorganization within the meaning of section 368(b) of the Code.

         2. In accordance with section 361(a) of the Code, Index Fund will not recognize any gain or loss either on the transfer of substantially all of its assets to Opportunity Fund in exchange solely for shares of its common stock or on the simultaneous distribution of such common stock to Index Fund stockholders.

         3. Under section 1032 of the Code, Opportunity Fund will not recognize any gain or loss as a result of the Reorganization.

         4. In accordance with section 354(a)(1) of the Code, stockholders of Index Fund will recognize no gain or loss on the exchange of their shares of Index Fund common stock solely for corresponding shares of Opportunity Fund common stock.

         5. The basis of the assets of Index Fund received by Opportunity Fund will be the same as the basis of such assets to Index Fund immediately before the Reorganization under section 362(b) of the Code.

         6. Under section 358 of the Code, the basis of the shares of Opportunity Fund common stock, including fractional shares, received by stockholders of Index Fund will be the same as the basis of the shares of common stock of Index Fund exchanged pursuant to the Reorganization.

         7. Under section 1223 of the Code, the holding period of the shares of Opportunity Fund common stock, including fractional shares, received in the Reorganization will include the holding period of the shares of Index Fund common stock exchanged pursuant to the Reorganization, provided that such shares of common stock were held as a capital asset on the date of the Reorganization.

         8. The holding period of the assets acquired by Opportunity Fund from Index Fund will include the period during which such assets were held by Index Fund under section 1223 of the Code.

SIDLEY AUSTIN BROWN & WOOD LLP
                                                                        NEW YORK
Sentinel Flex Cap Opportunity Fund
Sentinel Growth Index Fund
September 23, 2005
Page 3


         9. Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Income Tax Regulations, Opportunity Fund will succeed to and take into account the items of Index Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Under section 381(b) of the Code, the tax year of Index Fund will end on the date of the Reorganization.

         Our opinion represents our best legal judgment with respect to the proper Federal income tax treatment of the Reorganization, based on the facts contained in the Plan, the N-14 Registration Statement and the Representations. Our opinion assumes the accuracy of the facts as described in the Plan, the N-14 Registration Statement and the Representations and could be affected if any of the facts as so described are inaccurate.

         We are furnishing this opinion letter to the addressees hereof, solely for the benefit of such addressees in connection with the Reorganization. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                      Very truly yours,